UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED): December 14, 2011

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-13739	UNISOURCE ENERGY CORPORATION (An Arizona Corporation) 88 East Broadway Boulevard Tucson, AZ 85701 (520) 571-4000	86-0786732

1-5924	TUCSON ELECTRIC POWER COMPANY (An Arizona Corporation) 88 East Broadway Boulevard Tucson, AZ 85701 (520) 571-4000	86-0062700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2011, the Board of Directors of UniSource Energy Corporation (“UniSource Energy”) and Tucson Electric Power Company (“TEP”) appointed David G. Hutchens, 45, former Executive Vice President of UniSource Energy and TEP, as President of UniSource Energy and TEP. Paul J. Bonavia will relinquish the title of President but remains as Chairman of the Board of UniSource Energy and Chief Executive Officer of UniSource Energy and TEP.

Mr. Hutchens joined TEP as an energy analyst in July 1995. He later held management positions overseeing wholesale energy sales and, in January 2007, was named Vice President of Wholesale Energy for TEP and Vice President of UNS Gas, Inc., an operating subsidiary of UniSource Energy. Mr. Hutchens became Vice President of Energy Efficiency and Resource Planning of TEP in May 2009 and Executive Vice President of UniSource Energy and TEP in March 2011.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2011, the UniSource Energy Board of Directors (“Board”) revised and restated the UniSource Energy bylaws. As previously disclosed, in May 2011, the Board revised Articles I through IV of the bylaws and disclosed that it planned to continue its review of the remainder of the bylaws at a future date. The revision and restatement adopted on December 14, 2011 relates to the remainder of the bylaws.

Pursuant to the revised bylaws, negotiable instruments shall be signed by such officers as may be designated from time to time by the Board rather than specifying particular officers as had previously been the case. A provision dealing with transactions between UniSource Energy and a director or an entity with which a director is affiliated was omitted since UniSource Energy had previously adopted a more detailed related party transaction policy and the provision was largely duplicative of provisions of Arizona law that continue to apply to such transactions. The provision of the bylaws relating to the declaration of dividends was revised to provide that such declarations are subject to any limitations under the laws of Arizona and applicable federal law.

The summary of the provisions of the bylaws set forth above does not purport to be complete and is qualified in its entirety by reference to the bylaws filed herewith as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Revised and Restated Bylaws of UniSource Energy Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 2011	UNISOURCE ENERGY CORPORATION

(Registrant)

/s/ Kevin P. Larson
Senior Vice President and Chief Financial Officer

Date: December 15, 2011	TUCSON ELECTRIC POWER COMPANY

(Registrant)

/s/ Kevin P. Larson
Senior Vice President and Chief Financial Officer